UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) 26 November 2012

AMARANTUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Commission File No.   333-148922

Delaware	26-0690857
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	identification No.)

675 Almanor Ave, Sunnydale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 737-2734

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A-2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Prepared By:

JSBarkats, PLLC

18 East 41 st Street, 19 th Fl.

New York, NY 10017

www.JSBarkats.Com

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the possible benefits of MANF therapeutic applications and/or advantages presented by Amarantus’ PhenoGuard technology, as well as statements about expectations, plans and prospects of the development of Amarantus' new product candidates. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including the risks that the anticipated benefits of the therapeutic drug candidates or discovery platforms, as well as the risks, uncertainties and assumptions relating to the development of Amarantus' new product receivable in candidates, including those identified under "Risk Factors" in Amarantus' most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q and in other filings Amarantus periodically makes with the SEC. Actual results may differ materially from those contemplated by these forward-looking statements Amarantus does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Section 5-Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective 27 November 2012, the Corporation changed its name to Amarantus Bioscience, Inc. to better define the Company and to further facilitate customary, regulated trading in the Company’s stock. The name change is in concurrence with Amarantus delisting on the Berlin-Bremen stock exchange, where it had been listed without the Company’s knowledge and concurrence. The Company’s Committee on Uniform Securities Identification Procedures (CUSIP) number will change as a result of this name change.

Section 8-Other Events

Item 8.01 Other Events

On 26 November 2012, Amarantus BioSciences, Inc. issued a request for the immediate cessation of trading and delisting of Amarantus common stock from the Berlin-Bremen Stock Exchange (the "BBSE"), or otherwise any unofficially regulated markets controlled by the BBSE. Amarantus common stock was listed on the Berlin Exchange without its prior knowledge, consent, or authorization. The Company did not authorize or direct any BBSE broker to act as market maker for the Company's common stock, and believes it was part of an organized effort to circumvent restrictions against short selling.

The unauthorized listing and trading on the BBSE may explain why the Company’s stock has not reacted favorably to recent positive announcements by the Company. It is anticipated delisting from the BBSE will facilitate the stock trading in a more customary, regulated manner.

Section 9-Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.
5.1	Certificate of Amendment to Certificate of Incorporation-Delaware

99.1	Press release announcing a request for the immediate cessation of trading and delisting of Amarantus common stock from the Berlin-Bremen Stock Exchange (the "BBSE"), or otherwise any unofficially regulated markets controlled by the BBSE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: 27 November 2012	/s/ Gerald Commissiong
Gerald Commissiong
Chief Executive Officer